Exhibit 10.1

$200,000,000

RSP PERMIAN, INC.

6.625% SENIOR NOTES DUE 2022

PURCHASE AGREEMENT

August 5, 2015

GOLDMAN, SACHS & CO.

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

Ladies and Gentlemen:

RSP Permian, Inc., a Delaware corporation (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to Goldman, Sachs & Co. (“Goldman” or the “Initial Purchaser”), $200,000,000 in aggregate principal amount of its 6.625% Senior Notes due 2022 (the “Notes”).  The Notes will (i) have terms and provisions that are summarized in the Pricing Disclosure Package and Offering Memorandum (as defined below), and (ii) are to be issued pursuant to the Indenture, dated as of September 26, 2014 (the “Indenture”), among the Company, the Guarantor (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). The Company’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be fully and unconditionally guaranteed on an unsecured basis (the “Guarantees”) by RSP Permian, L.L.C., a Delaware limited liability company (the “Guarantor”).  As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires.  This Agreement is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchaser. The Notes constitute “Additional Securities” (as such term is defined in the Indenture) under the Indenture. The Company previously issued $500,000,000 in aggregate principal amount of its 6.625% Senior Notes due 2022 (the “Existing Notes”) under the Indenture. Except as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum (as defined below), the Notes will have terms identical to the Existing Notes and will be treated as a single series of debt securities for all purposes under the Indenture.

1.             Purchase and Resale of the Notes.  The Notes will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(a)(2) under the Securities Act.  The Company and the Guarantor have prepared a preliminary offering memorandum, dated August 5, 2015 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum and an offering memorandum, dated August 5, 2015 (the “Offering Memorandum”), setting forth information regarding the Company, the Guarantor, the Notes, and the Exchange Notes (as defined herein), the Guarantees and the Exchange Guarantees (as defined herein). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule IV(A) hereto are collectively referred to as the “Pricing Disclosure Package.”  The Company and the Guarantor hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchaser. “Applicable Time” means 2:00 p.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K (the “Form 10-K”) and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be. Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date.  All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum,  the Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Company that you will offer and resell (the “Exempt Resales”) the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S.  As used herein, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S.  Those persons specified in clauses (i) and (ii) are referred to herein as “Eligible Purchasers.”

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement having substantially the terms described in the Pricing Disclosure Package (the “Registration Rights Agreement”) among the Company, the Guarantor and the Initial Purchaser to be dated the Closing Date (as defined herein), for so long as such Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement).  Pursuant to the Registration Rights Agreement, the Company and the Guarantor will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to the Company’s 6.625% Senior Notes due 2022 (the “Exchange Notes”) and the Guarantor’s Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees.  Such portion of the offering is referred to as the “Exchange Offer.”

2.             Representations, Warranties and Agreements of the Company and the Guarantor.  Each of the Company and the Guarantor, jointly and severally, represents, warrants and agrees as follows:

(a)           When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or the Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or that are quoted in a United States automated inter-dealer quotation system.

(b)           Assuming the accuracy of your representations and warranties in Section 3(b), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.

(c)           No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, the Guarantor, any of their respective affiliates or any of their respective representatives (other than you, as to whom the Company and the Guarantor make no representation) in connection with the offer and sale of the Notes.

(d)           No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Company, the Guarantor or any of their respective representatives (other than you, as to whom the Company and the Guarantor make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than you, as to whom the Company and the Guarantor make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

(e)           Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of (x) its respective date (or in the case of the Pricing Disclosure Package, as of the Applicable Time) and (y) the Closing Date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

(f)            None of the Company, the Guarantor or any other person acting on behalf of the Company or the Guarantor has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(g)           The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantor for use by the Initial Purchaser in connection with the Exempt Resales.  No order or decree preventing or suspending the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this

Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or the Guarantor, is contemplated.

(h)           The Offering Memorandum will not, as of its date or as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(i)            The Pricing Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(j)            The Company has not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 433 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Initial Purchaser; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchaser is listed on Schedule IV.

(k)           Each Free Writing Offering Document listed in Schedule IV(B) hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Free Writing Offering Document listed in Schedule IV(B) hereto in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(l)            The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.  The Exchange Act Reports did not and will not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m)          Each of the Company and the Guarantor and each of their respective subsidiaries have been duly organized, are validly existing and in good standing as a corporation or other business entity under the laws of their respective jurisdictions of organization and are duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), or results of operations, stockholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).  Each of the Company and the Guarantor and their respective subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.  The Company does not own or control, directly or indirectly, any corporation, association or other entity as of the date hereof other than the subsidiaries listed on Exhibit 21 to the Form 10-K and LPLS, L.L.C.  The Guarantor is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(n)           The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and the Offering Memorandum under the heading “Capitalization,” and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right.  All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, and were issued in compliance with federal and state securities laws.  All of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company. The Company directly owns 100% of the limited liability company interests of the Guarantor, free and clear of all liens, encumbrances, equities or claims, except for liens arising under or in connection with the Amended and Restated Credit Agreement, dated as of September 10, 2013, as amended, among the Guarantor, as Borrower, each of the Lenders from time to time party hereto, Comerica Bank, as administrative agent, syndication agent and documentation agent for the Lenders and except for such liens, encumbrances, equities or claims as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)           Each of the Company and the Guarantor has all requisite corporate or limited liability company power and authority, as applicable, to execute, deliver and perform its respective obligations under the Indenture.  The Indenture has been duly and validly authorized,  executed and delivered by the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes the valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as such enforceability may be limited (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.  The Indenture complies in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).  The Indenture conforms in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(p)           The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Notes.  The Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.  The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(q)           The Company has all requisite corporate power and authority to execute, issue and perform its obligations under the Exchange Notes.  The Exchange Notes have been duly and validly authorized by the Company and if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(r)            The Guarantor has all requisite limited liability company power and authority to execute, issue and perform its obligations under the Guarantees.  The Guarantees have been duly and validly authorized by the Guarantor and when the Indenture is duly executed and delivered by the Guarantor in accordance with its terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchaser contemplated by this Agreement, will constitute valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as such enforceability may be limited by (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.  The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(s)            The Guarantor has all requisite limited liability company power and authority to execute, issue and perform its obligations under the Exchange Guarantees.  The Exchange Guarantees have been duly and validly authorized by the Guarantor and if and when executed and delivered by the Guarantor in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Guarantor entitled to the benefits of the Indenture, enforceable against the Guarantor in accordance with their terms, except as such enforceability may be limited (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(t)            Each of the Company and the Guarantor has all requisite corporate or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Registration Rights Agreement.  The Registration Rights Agreement has been duly and validly authorized by the Company and the Guarantor and, when executed and delivered by the Company and the Guarantor in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of the Company and the Guarantor in accordance with the terms thereof, enforceable against the Company and the Guarantor in accordance with its terms, except as such enforceability may be limited (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.  The Registration Rights Agreement will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(u)           Each of the Company and the Guarantor has all requisite corporate or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor.

(v)           The issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Company and the Guarantor of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement and this Agreement, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or their respective subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party or by which the Company, the Guarantor or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company, the Guarantor or any of their respective subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

(w)          No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries or any of their properties or assets is required for the issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Company and the Guarantor of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement and this Agreement, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except for (A) such as have been, or prior to the Closing Date, will be, obtained or made, (B) the filing of a registration statement by the Company with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement, (C) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchaser, each of which has been obtained and is in full force and effect and (D) for such consents that, if not obtained, have not or would not, in the aggregate reasonably be expected to have a Material Adverse Effect.

(x)           The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(y)           The unaudited pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the unaudited pro forma financial statements included in the Pricing Disclosure Package and the Offering Memorandum.  The unaudited pro forma financial statements included in the Pricing Disclosure Package and the Offering Memorandum comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act.

(z)           Grant Thornton LLP (“Grant Thornton”), who has certified certain financial statements of the Company and its subsidiaries and predecessor, whose report is included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum and who has delivered the initial letter referred to in Section 7(e) hereof, is an independent public accounting firm with respect to the Company and its subsidiaries and predecessor as required by the Securities Act and the rules and regulations thereunder.

(aa)         The Company and each of its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(bb)         (i) The Company and each of its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they file or will file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(cc)         Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Grant Thornton, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(dd)         There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to the Company.

(ee)         Except as described in the Pricing Disclosure Package and the Offering Memorandum and except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, (i) none of the Company, the Guarantor or any of their respective subsidiaries has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (B) issued or granted any securities, (C) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (D) entered into any material transaction not in the ordinary course of business, or (E) declared or paid any dividend or distribution on its capital stock or limited liability company interests, as applicable, and (ii) there has not been any change in the capital stock, partnership or limited liability company interests, as applicable, or long-term debt of the Company, the Guarantor or any of their respective subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole.

(ff)          The Company, the Guarantor and each of their respective subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of real property and good and marketable title to, or have valid rights to lease or otherwise use, all items of personal property that are material to the conduct of the respective businesses of the Company, the Guarantor and each of their respective subsidiaries, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects (i) as are described in the Pricing Disclosure Package and the Offering Memorandum, (ii) that do not materially interfere with the use made and proposed to be made of such property by the Company, the Guarantor or any of their respective subsidiaries and (iii) would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg)         Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable the Company to conduct its business in the manner described in the Pricing Disclosure Package and the Offering Memorandum, subject to qualifications as may be set forth in the Pricing Disclosure Package and the Offering Memorandum.

(hh)         The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each of the Company and its subsidiaries have fulfilled and performed all of its respective obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

(ii)           The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how (including seismic data and other unpatentable or unpatented proprietary or confidential information, systems or procedures related to geologic exploration), software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(jj)           Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and no such proceedings are threatened or, to the Company’s and the Guarantor’s knowledge, contemplated by governmental authorities or others.

(kk)         Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (or similar organizational documents), (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ll)           Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, the Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as described in the Pricing Disclosure Package and the Offering Memorandum, (x) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company, the Guarantor and their respective subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect, and (z) none of the Company, the Guarantor and their respective subsidiaries anticipates material capital expenditures relating to Environmental Laws other than those incurred in the ordinary course of business.

(mm)      The Company, the Guarantor and each of their respective subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and, except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no tax deficiency that has been determined adversely to the Company, the Guarantor or any of their respective subsidiaries, neither the Company nor the Guarantor has knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against the Company, the Guarantor and each of their respective subsidiaries, that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn)         None of the Company, the Guarantor or any of their respective subsidiaries is, and as of the applicable Closing Date and, after giving effect to the offer and sale of the Notes and the application of proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, none of them will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(oo)         Netherland, Sewell & Associates, Inc. (“NSAI”), a reserve engineer that prepared reserve reports on estimated net proved oil and natural gas reserves held by the Company and its subsidiaries as of December 31, 2014, was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.

(pp)         The information contained in the Pricing Disclosure Package and the Offering Memorandum or incorporated by reference therein regarding estimated proved reserves of the Company and its subsidiaries as of December 31, 2014, is based upon the reserve reports prepared by NSAI.  Such estimates fairly reflect, in all material respects, the oil and natural gas reserves of the Company and its subsidiaries, as of December 31, 2014 and are in accordance, in all material respects, with Commission rules and guidelines that are currently in effect for oil and gas producing companies applied on a consistent basis throughout the period covered.

(qq)         The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantor in connection with the offering of the Notes.

(rr)           Neither the Company nor any of its subsidiaries nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company and the Guarantor, any agent, affiliate or other person acting on behalf of the Company, the Guarantor or any of their respective subsidiaries, has (i) used any Company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment from Company funds to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered or requested any unlawful bribe or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment or kickback or other unlawful or improper payment or benefit.  The Company and its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ss)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company and the Guarantor, threatened.

(tt)           None of the Company or any of its subsidiaries, nor, to the knowledge of the Company and the Guarantor, any director, officer, employee, agent or affiliate of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its subsidiaries is currently subject to any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other applicable sanctions authority (collectively, “Sanctions”), nor is the Company or any subsidiary located, organized or resident in a country or territory that is the subject of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and none the Company, the

Guarantor or any of their respective subsidiaries will directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past two years, none of the Company, the Guarantor or any of their respective subsidiaries has knowingly engaged in or is now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions in violation of such Sanctions or with any Sanctioned Country in violation of such Sanctions.

(uu)         The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” set forth or incorporated by reference in the Preliminary Offering Memorandum contained in the Pricing Disclosure Package and the Offering Memorandum accurately and fully describes (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(vv)         There are no contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or filed as exhibits to a registration statement of the Company pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Pricing Disclosure Package and the Offering Memorandum.  The statements made in the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of the contracts and other documents that are so described, constitute accurate summaries of the terms of such contracts and documents in all material respects.  None of the Company, the Guarantor or any of their respective subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(ww)       No relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K, exists between or among the Company or the Guarantor and their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or the Guarantor and their respective subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.

(xx)         No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or the Guarantor, is imminent that would reasonably be expected to have a Material Adverse Effect.

(yy)         The statements incorporated by reference to the Form 10-K in the Pricing Disclosure Package and the Offering Memorandum under the captions “Business—Regulation of Environmental and Occupational Safety and Health Matters,” “Business—Regulation of the Oil and Natural Gas Industry” and “Certain Relationships and Related Party Transactions,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(zz)         None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(aaa)      Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.  All policies of insurance of the Company, the Guarantor and their respective subsidiaries are in full force and effect; the Company, the Guarantor and each of their respective subsidiaries are in compliance with the terms of such policies in all material respects; and none of the Company, the Guarantor or any of their respective subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company, the Guarantor or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Company, the Guarantor nor any of their respective subsidiaries has been notified in writing that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(bbb)      The Company has not taken any action or omitted to take any action (such as issuing any press release relating to any Notes without an appropriate legend) that may result in the loss by the Initial Purchaser of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000 (the “FSMA”).

(ccc)       Except, in each case, for any such matter as would not reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA, (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, excluding any reportable event for which a waiver could apply, (B) the Company and, to the Company’s and the Guarantor’s knowledge, each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of the Code with respect to each such Plan and (C) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination or opinion letter from the Internal Revenue Service to the effect that it is so qualified, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(ddd)      No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or other ownership interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Pricing Disclosure Package and the Offering Memorandum.

(eee)       The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable in all material respects.

(fff)        Except as described in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company, the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or the Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or the Guarantor to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or the Guarantor under the Securities Act.

(ggg)       Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could give rise to a valid claim against any of them or the Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(hhh)      Neither the Company nor any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(iii)          The statements set forth or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Guarantees, and under the captions “Certain U.S. Federal Income Tax Considerations,” “Certain Relationships and Related Party Transactions,” “Description of Other Indebtedness—Revolving Credit Facility” and “Plan of Distribution,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

Any certificate signed by any officer of the Company or the Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser in connection with the offering of the Notes shall be deemed a representation and warranty by the Company or the Guarantor, jointly and severally, as to matters covered thereby, to the Initial Purchaser.

3.             Purchase of the Notes by the Initial Purchaser, Agreements to Sell, Purchase and Resell.

(a)           The Company and the Guarantor jointly and severally hereby agree, on the basis of the representations, warranties, covenants and agreements of the Initial Purchaser contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company and the Guarantor herein contained and subject to all the terms and conditions set forth herein, the Initial Purchaser agrees to purchase from the Company, at a purchase price of 98.25% of the principal amount thereof, the total principal amount of Notes set forth in Schedule I hereto.  The Company and the Guarantor shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b)           The Initial Purchaser hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package.  The Initial Purchaser hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantor, that it: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iii) will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes.  The Initial Purchaser has advised the Company that it will offer the Notes to Eligible Purchasers at a price initially equal to 99.25% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes.  Such price may be changed by the Initial Purchaser at any time without notice.

(c)           The Initial Purchaser has not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of,

refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, (ii) any written communication that contains either (x) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (y) “issuer information” that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule IV hereto, (iii) the Free Writing Offering Documents listed on Schedule IV hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing or (v) any written communication relating to or that contains the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.

The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 7(c) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchaser hereby consents to such reliance.

4.             Delivery of the Notes and Payment Therefor.  Delivery to the Initial Purchaser of and payment for the Notes shall be made at the office of Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, TX, 77002, at 10:00 A.M., New York City time, on 9:00, 2015 (the “Closing Date”).  The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchaser and the Company.

The Notes will be delivered to the Initial Purchaser through the facilities of The Depository Trust Company (“DTC”), against payment to the Company by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchaser at DTC.  The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”) and will be registered in the name of Cede & Co. as nominee of DTC.  The Global Notes will be delivered at the closing to the Trustee as custodian for DTC.

5.             Agreements of the Company and the Guarantor.  The Company and the Guarantor, jointly and severally, agree with the Initial Purchaser as follows:

(a)           The Company and the Guarantor will furnish to the Initial Purchaser, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as it may reasonably request.

(b)           The Company and the Guarantor will prepare the Offering Memorandum in a form approved by the Initial Purchaser and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which it shall reasonably object after being so advised.

(c)           The Company and the Guarantor consent to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchaser and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d)           If, at any time prior to completion of the distribution of the Notes by the Initial Purchaser to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or the Guarantor or in the opinion of counsel for the Initial Purchaser, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company and the Guarantor will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser and dealers a reasonable number of copies thereof.

(e)           Neither the Company nor the Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Initial Purchaser, which consent shall not be unreasonably withheld or delayed.  If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchaser and, if requested by the Initial Purchaser, will prepare and furnish without charge to the Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)            Promptly from time to time to take such action as the Initial Purchaser may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g)           For a period commencing on the date hereof and ending on the 90th day after the date of the Offering Memorandum, the Company and the Guarantor agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Company substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Company, or sell or grant options, rights or warrants with respect to such debt securities of the Company or securities convertible into or exchangeable for such debt securities of the Company, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Company or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments (other than in connection with the Registration Statement on Form S-4 filed by the Company on June 19, 2015), with respect to the registration of debt securities of the Company substantially similar to the Notes or securities convertible, exercisable or exchangeable into such debt securities of the Company or (iv) publicly announce an offering of any debt securities of the Company substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of Goldman, except in exchange for the Exchange Notes and the Exchange Guarantees in connection with the Exchange Offer.

(h)           So long as any of the Notes are outstanding, the Company and the Guarantor will furnish at their expense to the Initial Purchaser, and, upon request, to the holders of the Notes and prospective purchasers of the Notes the information required by Rule 144A(d)(4) under the Securities Act (if any).

(i)            The Company and the Guarantor will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(j)            The Company, the Guarantor and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantor in connection with the offering of the Notes.

(k)           The Company and the Guarantor will use their best efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(l)            Each of the Company and the Guarantor will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Company, the Guarantor or any of their respective affiliates and resold in a transaction registered under the Securities Act.

(m)          The Company and the Guarantor agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Notes.

(n)           In connection with any offer or sale of the Notes, the Company and the Guarantor will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchaser and any of its affiliates, as to whom the Company and the Guarantor make no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act),  or any public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with any offer or sale of the Notes and/or (ii) in any directed selling effort with respect to the Notes within the meaning of Regulation S under the Securities Act, and to comply with the offering restrictions requirement of Regulation S of the Securities Act.

(o)           The Company and the Guarantor agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Guarantor to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(p)           The Company and the Guarantor will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchaser’s obligations hereunder to purchase the Notes.

6.             Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantor, jointly and severally, agree, to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits and one or more versions of the Preliminary Offering Memorandum and the Offering Memorandum for distribution in Canada, including in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Initial Purchaser)) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s and the Guarantor’s accountants and counsel, but not, however, legal fees and expenses of the Initial Purchaser’s counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Registration Rights Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchaser’s counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (c) the issuance and delivery by the Company of the Notes and by the Guarantor of the Guarantees and any taxes payable in connection therewith; (d) the qualification of the Notes and Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchaser may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchaser’s counsel relating to such registration or qualification); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the approval of the Notes by

DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchaser reasonably incurred therewith); (h) the rating of the Notes and the Exchange Notes; (i) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees; (j) the performance by the Company and the Guarantor of their other obligations under this Agreement; and (k) all travel expenses (provided that the Company and the Guarantor shall only be required to pay 50% of expenses related to chartered aircraft) of the Initial Purchaser and the Company’s officers and employees and any other expenses of the Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any electronic road show.

7.             Conditions to Initial Purchaser’s Obligations.  The obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company and the Guarantor contained herein, to the performance by the Company and the Guarantor of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package, any Free Writing Offering Document or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel to the Initial Purchaser, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading.

(b)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Company and the Guarantor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)           Vinson & Elkins LLP shall have furnished to the Initial Purchaser its written opinion, as counsel to the Company and the Guarantor, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit A hereto.

(d)           The Initial Purchaser shall have received from Latham & Watkins LLP, counsel for the Initial Purchaser, such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(e)           At the time of execution of this Agreement, the Initial Purchaser shall have received from Grant Thornton a letter, in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(f)            With respect to the letter of Grant Thornton referred to in the preceding paragraph and delivered to the Initial Purchaser concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Initial Purchaser a “bring-down letter” of such accountants, addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(g)           (i) None of the Company, the Guarantor or any of their respective subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company, the Guarantor or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company, the Guarantor and their respective subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of Goldman, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

(h)           At the time of execution of this Agreement, the Initial Purchaser shall have received from NSAI an initial letter (the “initial expert letter”), in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof and a subsequent letter dated as of the Closing Date, which such letter shall cover the period from any initial expert letter to the Closing Date, stating the conclusions and findings of such firm with respect to the reserve and other operational information and other matters as is customary to initial purchasers in connection with similar transactions.

(i)            The Company and the Guarantor shall have furnished or caused to be furnished to the Initial Purchaser, dated as of the Closing Date, a certificate of the Chief Executive Officer and Chief Financial Officer of the Company and the Guarantor, or other officers satisfactory to the Initial Purchaser, as to such matters as the Initial Purchaser may reasonably request, including, without limitation, a statement:

(i)            That the representations, warranties and agreements of the Company and the Guarantor in Section 2 are true and correct on and as of the Closing Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)           That they have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Offering Memorandum; and

(iii)          To the effect of Section 7(g) (provided that no representation with respect to the judgment of Goldman need be made) and Section 7(j).

(j)            Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is used by the Commission in Section 15E under the Exchange Act, or (ii) such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(k)           The Notes shall be eligible for clearance and settlement through DTC.

(l)            The Company and the Guarantor shall have executed and delivered the Registration Rights Agreement, and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantor.

(m)          Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis either within or outside the United States, in each case, as to make it, in the judgment of Goldman, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of Goldman, could materially and adversely affect the financial markets or the markets for the Notes and other debt securities.

(n)           On or prior to the Closing Date, the Company and the Guarantor shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

8.             Indemnification and Contribution.

(a)           The Company and the Guarantor, hereby agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company or the Guarantor (or based upon any written information furnished by the Company or the Guarantor) specifically for the purpose of qualifying any or all of the

Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any materials or information provided to investors by, or with the approval of, the Company or the Guarantor in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e).  The foregoing indemnity agreement is in addition to any liability that the Company or the Guarantor may otherwise have to the Initial Purchaser or to any affiliate, director, officer, employee or controlling person of the Initial Purchaser.

(b)           The Initial Purchaser hereby agrees to indemnify and hold harmless the Company, the Guarantor, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e).  The foregoing indemnity agreement is in addition to any liability that the Initial Purchaser may otherwise have to the Company, the Guarantor or any such director, officer, employee or controlling person.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraphs (a) or (b) above except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under paragraphs (a) or (b) above.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ counsel to represent the Initial Purchaser and its respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company or the Guarantor under this Section 8, if (i) the Company, the Guarantor and the Initial Purchaser shall have so mutually agreed; (ii) the Company and the Guarantor have failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchaser; (iii) the Initial Purchaser and its respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company and the Guarantor; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchaser or its respective directors, officers, employees or controlling persons, on the one hand, and the Company and the Guarantor, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company and the Guarantor and the Company and the Guarantor shall no longer have the right to assume the defense of any such claim or action.  No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) or (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d)           If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantor, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantor, or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantor, and information supplied by the Company shall also be deemed to have been supplied by the Guarantor.  The Company, the Guarantor, and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchaser was treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Notes initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The Initial Purchaser confirms and the Company and the Guarantor acknowledge and agree that the statements with respect to the offering of the Notes by the Initial Purchaser set forth in the paragraphs set forth in “Plan of Distribution—Over-Allotment and Stabilizing and Syndicate Covering Transactions” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchaser furnished in writing to the Company or the Guarantor by the Initial Purchaser specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials.

9.             Reimbursement of Initial Purchaser’s Expenses.  If (a) the Company for any reason fails to tender the Notes for delivery to the Initial Purchaser, or (b) the Initial Purchaser declines to purchase the Notes for any reason permitted under this Agreement, the Company and the Guarantor shall reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchaser) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company and the Guarantor shall pay the full amount thereof to the Initial Purchaser.

10.          Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Initial Purchaser, shall be delivered or sent by hand delivery, mail, overnight courier or facsimile transmission to Goldman, Sachs & Co., 200 West Street, New York, New York  10282, Attention:  Registration Department;

(b)           if to the Company or the Guarantor, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to RSP Permian, Inc., 3141 Hood Street, Suite 500, Dallas, Texas, 75219, Attention: James E. Mutrie, Vice President and General Counsel (Fax: (214) 252-2750), with a copy to Vinson & Elkins LLP, 1001 Fannin, Suite 2500, Houston, Texas 75002, Attention: Douglas E. McWilliams (Fax: (713) 615-5725);

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Initial Purchaser.

11.          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantor and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company and the Guarantor contained in this Agreement shall also be deemed to be for the benefit of affiliates, directors, officers and employees of the Initial Purchaser and each person or persons, if any, controlling the Initial Purchaser within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

12.          Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantor and the Initial Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

13.          Definition of the Terms “Business Day”, “Affiliate”, and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

14.          Governing Law & Venue.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The Company, the Guarantor and the Initial Purchaser agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection that such party may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.

15.          Waiver of Jury Trial.  Each of the Company and the Initial Purchaser hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.          No Fiduciary Duty.  The Company and the Guarantor acknowledge and agree that in connection with this offering, or any other services the Initial Purchaser may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchaser: (a) no fiduciary or agency relationship between the Company, the Guarantor and any other person, on the one hand, and the Initial Purchaser, on the other, exists; (b) the Initial Purchaser is not acting as advisors, expert or otherwise, to the Company or the Guarantor, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchaser may have to the Company and the Guarantor shall be limited to those duties and obligations specifically stated herein; (d)

the Initial Purchaser and its respective affiliates may have interests that differ from those of the Company and the Guarantor; and (e) the Company and the Guarantor have consulted their own legal and financial advisors to the extent they deemed appropriate.  The Company and the Guarantor hereby waive any claims that the Company and the Guarantor may have against the Initial Purchaser with respect to any breach of fiduciary duty in connection with the Notes.

17.          Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

18.          Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Guarantor, and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

RSP PERMIAN, INC.

By	/s/ James E. Mutrie
Name: James E. Mutrie
Title: General Counsel and Vice President

RSP PERMIAN, L.L.C.

By	/s/ James E. Mutrie
Name: James E. Mutrie
Title: General Counsel and Vice President

[Signature Page to Purchase Agreement]

Accepted:

GOLDMAN, SACHS & CO.

By	/s/ Michael Hickey
Name: Michael Hickey
Title: Managing Director

SCHEDULE I

Principal
Amount of
Notes
to be
Initial Purchaser	Purchased
Goldman, Sachs & Co.	$200,000,000

2

SCHEDULE II

LIST OF GUARANTORS

1.              RSP PERMIAN, L.L.C.

SCHEDULE III

RSP Permian, Inc.

$200,000,000 6.625% Senior Notes due 2022

August 5, 2015

Term Sheet

Term Sheet dated August 5, 2015 to the Preliminary Offering Memorandum dated August 5, 2015 of RSP Permian, Inc.  This Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum.  The information in this Term Sheet supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum.  Capitalized terms used in this Term Sheet but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuer	RSP Permian, Inc.

Title of Securities	6.625% Senior Notes due 2022 (the “Notes”)

Aggregate Principal Amount	$200,000,000

Net Proceeds	$196,147,500

Distribution	144A/Regulation S with Registration Rights

Maturity Date	October 1, 2022

Issue Price	99.250%, plus accrued and unpaid interest from April 1, 2015

Coupon	6.625%

Yield to Worst	6.7571%

Benchmark Treasury	2.000% due July 31, 2022

Spread to Benchmark Treasury	475 basis points

Interest Payment Dates	April 1 and October 1 of each year, beginning on October 1, 2015 for the notes offered hereby

Ratings*	B3 (Moody’s)/ B- (S&P)

Trade Date	August 5, 2015

Settlement Date	August 10, 2015 (T+3)

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to October 1, 2017

Optional Redemption

On or after October 1, 2017 at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on October 1 of the years indicated below:

	Year	Price

	2017	104.969%

	2018	103.313%

	2019	101.656%

	2020 and thereafter	100.000%

Equity Clawback	Up to 35% at 106.625% prior to October 1, 2017

Change of Control	101% plus accrued and unpaid interest

Sole Book-Running Manager	Goldman, Sachs & Co.

CUSIP Numbers	Rule 144A: 74978Q AC9 Regulation S: U7502M AB2

ISIN Numbers	Rule 144A: US74978QAC96 Regulation S: USU7502MAB29

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memoranudm. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or soliciation in such jurisdiction.

[Any disclaimers or notices that may appear on this Term Sheet below the text of this legend are not applicable to this Term Sheet and should be disregarded. Such disclaimers may have been electronically generated as a result of this Term Sheet having been sent via, or posted on, Bloomberg or another electronic mail system.]

SCHEDULE IV

A.            None.

B.            None.

SCHEDULE V

LIST OF SUBSIDIARIES

1.              RSP Permian, L.L.C.

2.              LPLS, L.L.C.

Exhibit A

Vinson & Elkins LLP shall have furnished to the Initial Purchaser its written opinion, as counsel to the Company, addressed to the Initial Purchaser and dated the Delivery Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

(i)            The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum; and is duly qualified to do business as a foreign corporation and is in good standing in the State of Texas.

(ii)           RSP Permian, L.L.C. is validly existing and in good standing under the laws of Delaware, with the limited liability company power and authority to own or lease its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum and is duly qualified to do business as a foreign limited liability company and is in good standing in the State of Texas.

(iii)          No registration under the Securities Act of the Notes or the Guarantees, and no qualification of the Indenture under the Trust Indenture Act with respect thereto, is required for the sale of the Notes and the Guarantees to you as contemplated hereby or for the initial resale of Notes by you in the Exempt Resales, assuming (i) the accuracy of the Initial Purchaser’s representations in this Agreement and (ii) the accuracy of the Company’s representations in this Agreement.

(iv)          The Company directly owns 100% of the issued and outstanding membership interests in RSP Permian, L.L.C.; such membership interests have been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of RSP Permian, L.L.C. and are fully paid (to the extent required by the Amended and Restated Limited Liability Company Agreement of RSP Permian, L.L.C.) and non-assessable (except as such non-assessability may be limited by sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Company owns such membership interests free and clear of all Liens (other than Liens arising under or in connection with the Amended and Restated Credit Agreement, dated as of September 10, 2013) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as debtor is on file in the office of the Secretary of State of the State of Delaware as of [ • ], 2015 or (B) otherwise known to us, without independent investigation other than those created by or arising under the Delaware LLC Act.

(v)           The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Notes and the Exchange Notes and to issue and sell the Notes and the Exchange Notes.  The Guarantor has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Guarantees and the Exchange Guarantees.

(vii)         The Purchase Agreement has been duly authorized, executed and delivered by the

Exhibit A-1

Company and the Guarantor.

(viii)        The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor, and assuming it has been duly authorized, executed and delivered by the Trustee, the Indenture constitutes a valid and legally binding agreement of the Company, enforceable against the Company the Guarantor in accordance with its terms provided that the enforceability thereof is subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”).

(ix)          The Notes have been duly authorized by the Company and, when issued in accordance with the provisions of the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, entitled to the benefits of the Indenture.

(xi)          The Exchange Notes, to the extent issued in exchange for the Notes pursuant to the registered exchange offer contemplated by the Registration Rights Agreement, have been duly authorized by the Company and, when executed, issued and authenticated in accordance with the terms of the Indenture, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xii)         The issuance and performance of the Guarantees have been duly authorized by the Guarantor and, when the Notes have been executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, will be legally valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xiii)        The issuance and performance of the Exchange Guarantees, to the extent issued in exchange for the Guarantees pursuant to the registered exchange offer contemplated by the Registration Rights Agreement, have been duly authorized by the Guarantor and, when the Exchange Notes have been executed, issued and authenticated in accordance with the terms of the Indenture, will be legally valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xiv)        The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and is the legally valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

Exhibit A-2

(xv)         None of the issuance and sale of the Notes and the Guarantees, the execution, delivery and performance of the Notes, the Guarantees, the Registration Rights Agreement and the Purchase Agreement and, assuming the issuance and sale of the Exchange Notes and the Exchange Guarantees occurred on the date hereof in accordance with the terms of the Indenture, as of the date hereof, such issuance and sale of the Exchange Notes and the Exchange Guarantees, by the Company Parties or the consummation by each of them of the transactions contemplated thereby and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum do not and will not (a) result in a breach or result in a default (or an event that, with notice or lapse of time or both, would constitute such an event) under any agreement that is identified on Exhibit I hereto; (b) violate the provisions of the charter or by-laws (or similar organizational documents) of the Company or its subsidiary; (c) violate any federal, New York, Delaware or Texas statute, rule or regulation applicable to the Company, or (d) result in the creation of any additional lien upon any property or assets of the Company Parties under the Credit Agreement except, with respect to clauses (c) and (d), as would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement and the Indenture in connection with the offering, issuance and sale of the Notes by the Company (a “Material Adverse Effect”); it being understood that we express no opinion in clause (c) of this paragraph (xv) with respect to any federal or state securities, Blue Sky or anti-fraud laws, rules or regulations.

(xvi)        No consent, approval, authorization or order of, registration or qualification with any federal, Delaware, Texas or New York court or governmental agency is required to be obtained or made by the Company, the Guarantor or any of their respective subsidiaries for the execution, delivery and performance by the Company of this Agreement, the compliance by the Company with the terms thereof and the issuance and sale of the Notes and Guarantees by the Company, the Guarantor or any of their respective subsidiaries, being delivered on the date hereof pursuant to this Agreement, except (a) as have been obtained or made, (b) for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under applicable federal or state securities or Blue Sky laws or (c) for such consents that, if not obtained, have not or would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xvii)       The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Indenture, the Notes, the Registration Rights Agreement and the Guarantees, or federal and New York State laws referred to therein, are accurate in all material respects.

(xviii)      The statements set forth or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum under the headings “Business—Regulation of the Oil and Natural Gas Industry,” “Business—Regulation of Environmental and Occupational Safety and Health Matters,” and “Description of Other Indebtedness,” to the extent that they constitute descriptions or summaries of the terms of the documents referred to therein, or refer to statements of federal law, the laws of the State of Delaware, the laws of the State of Texas or legal conclusions, are accurate in all material respects.

Exhibit A-3

(xix)        The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain United States Federal Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

(xx)         Neither the Company nor the Guarantor is, or, after giving effect to the offering and sale of the Notes pursuant to the terms of this Agreement and application of the net proceeds thereof as described in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds,” will be, required to register as an “investment company,” or is, or will be “controlled” by an “investment company” as such terms are defined in the Investment Company Act.

We have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel for the Initial Purchaser at which conferences the contents of the Pricing Disclosure Package and the Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, responsibility for, or express opinion regarding (other than listed in paragraphs (xvii), (xviii) and (xix) above) the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and the Offering Memorandum, based upon the participation described above (relying as to factual matters upon statements of fact made to us by representatives of the Company) and nothing has come to our attention to cause us to believe that:

(a) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(b) the Offering Memorandum, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

except that in each case, we do not express any belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial or accounting information; or (iii) oil and natural gas reserve data or reports, in each case included or incorporated by reference in or omitted from the Pricing Disclosure Package and the Offering Memorandum.

Exhibit A-4